Exhibit 99.1

Energous Corporation Reports Third Quarter 2018 Financial Results

SAN JOSE, CA – Oct. 30, 2018 – Energous Corporation (NASDAQ: WATT), the developer of WattUp®, a revolutionary wireless charging 2.0 technology, today announced financial results for the third quarter ended Sept. 30, 2018 and provided an update on its operational progress.

Third Quarter Highlights

•	Continued to ship chipsets to multiple customers
•	Qubercomm announced WattUp-enabled asset tracking tags
•	The Gokhale Method launched the WattUp-enabled SpineTracker™
•	Increased engineering services revenue
•	Reached a milestone of securing regulatory approval for its WattUp wireless charging technology in 100 countries

Recent Highlights

•	Austar Hearing (AST) demonstrated a new WattUp-enabled hearing aid at the 63rd Annual International Congress of Hearing Aid Acousticians Conference
•	Selected by SK Telesys to demonstrate its WattUp wireless charging technology at the SK ICT Tech Summit
•	Invited by Deutsche Telekom to demonstrate its WattUp wireless charging technology at its Telekom Design Gallery “Trend Team” event in Bonn, Germany
•	Increased patent count to 181 (135 patents/46 allowed applications as of Oct. 30, 2018)
•

Energous continued its global regulatory campaign with the addition of 15 new country approvals. To date, WattUp technology is approved to ship in 108 countries worldwide (up from 92 countries from Aug. 1, 2018).

•	Demonstrated support for up to 15W of fast-charging power for smartphones, tablets, cordless power tools, drones and other large battery devices with updated GaAs and GaN-based ICs.

“Our customers are bringing WattUp-enabled devices to market as we continue to secure regulatory certifications in some of the most important markets across the globe,” said Stephen R. Rizzone, president and CEO of Energous Corporation. “We are steadily moving forward in the build out of a WattUp-enabled ecosystem by working closely with our existing partners and customers, as well as potential new prospects, to launch next generation wireless charging electronic devices.”

Energous Corporation Reports Second Quarter 2018 Financial Results

Unaudited 2018 Third Quarter Financial Results

For the third quarter ended Sept. 30, 2018, Energous recorded:

•	Revenue of $228,000
•	Operating expenses of $12.9 million (GAAP), comprised of $8.4 million in research and development, $2.9 million in general and administrative and $1.5 million in sales and marketing expenses
•	Net loss of $12.6 million, or $0.49 per basic and diluted share
•	Adjusted EBITDA (a non-GAAP financial measure) loss of $8.6 million
•	$28.6 million in cash and cash equivalents at the end of the third quarter, with no debt

Third Quarter 2018 Conference Call

Energous will host a conference call to discuss its financial results, recent progress and prospects for the future.

When: Tuesday, Oct. 30, 2018
Time: 1:30 p.m. PT (4:30 p.m. ET)
Phone: 888-317-6003 (domestic); 412-317-6061 (international)

Passcode: 2603894

Telephonic replay: Accessible through Nov. 13, 2018
877-344-7529 (domestic); 412-317-0088 (international); passcode 10125711

Webcast: Accessible at Energous.com; archive available for approximately one year

About Energous Corporation

Energous Corporation (NASDAQ: WATT) is leading the next generation of wireless charging – Wireless Charging 2.0 – with its award-winning WattUp® technology, which supports fast, efficient contact-based charging, as well as charging over-the-air. WattUp is a scalable, RF-based wireless charging technology that offers substantial improvements in contact-based charging efficiency, foreign object detection, orientation freedom and thermal performance compared to older, coil-based charging technologies. The technology can be designed into many different sized

Energous Corporation Reports Second Quarter 2018 Financial Results

electronic devices for the home and office, as well as the medical, industrial, retail and automotive industries, and it ensures interoperability across products. As a systems solutions company, Energous develops silicon-based wireless power transfer (WPT) technologies and customizable reference designs. These include innovative silicon chips, antennas and software, for a large variety of applications, such as smartphones, fitness trackers, hearables, medical sensors and more. Energous received the world’s first FCC Part 18 certification for at-a-distance wireless charging, and the company has more than 150 awarded patents/allowed applications for its WattUp wireless charging technology to-date. For more information, please visit Energous.com.

Safe Harbor Statement

This press release contains forward-looking statements that describe our future plans and expectations.  These statements generally use terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or similar terms. Examples of our forward-looking statements in this release include our statements about FCC certification of our technology, regulatory approvals internationally, and customer releases of products utilizing our technology. Our forward-looking statements speak only as of this date; they are based on current expectations and we undertake no duty to update them. Factors that could cause actual results to differ from what we expect include: uncertain timing of necessary regulatory approvals; timing of customer product development and market success of customer products; our dependence on distribution partners; and intense industry competition. We urge you to consider those factors, and the other risks and uncertainties described in our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, in evaluating our forward-looking statements.

-- Financial Tables Follow –

Energous Corporation Reports Second Quarter 2018 Financial Results

	As of
	September 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$28,551,870	$12,795,254
Accounts receivable	208,773	-
Prepaid expenses and other current assets	528,626	1,026,310
Prepaid rent, current	76,864	80,784
Total current assets	29,366,133	13,902,348

Property and equipment, net	1,154,996	1,413,917
Prepaid rent, non-current	-	56,668
Other assets	125,060	32,512
Total assets	$30,646,189	$15,405,445

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,819,968	$2,024,690
Accrued expenses	1,918,693	1,622,025
Deferred revenue	14,500	-
Total current liabilities	3,753,161	3,646,715

Commitments and contingencies

Stockholders’ equity:
Preferred Stock, $0.00001 par value, 10,000,000 shares authorized at September 30, 2018 and
December 31, 2017; no shares issued or outstanding.	-	-
Common Stock, $0.00001 par value, 50,000,000 shares authorized at September 30, 2018 and
December 31, 2017; 26,059,350 and 22,584,588 shares issued and outstanding at
September 30, 2018 and December 31, 2017, respectively.	259	225
Additional paid-in capital	239,181,337	185,659,954
Accumulated deficit	(212,288,568)	(173,901,449)
Total stockholders’ equity	26,893,028	11,758,730
Total liabilities and stockholders’ equity	$30,646,189	$15,405,445

Energous Corporation Reports Second Quarter 2018 Financial Results

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2018	2017	2018	2017

Revenue	$228,000	$250,000	$458,773	$1,124,874

Operating expenses:
Research and development	8,442,698	8,743,434	24,804,224	25,788,621
Sales and marketing	1,546,227	1,141,852	4,620,760	3,924,617
General and administrative	2,891,036	3,116,337	9,439,279	9,560,651
Total operating expenses	12,879,961	13,001,623	38,864,263	39,273,889
Loss from operations	(12,651,961)	(12,751,623)	(38,405,490)	(38,149,015)

Other income (expense):
Loss on sales of property and equipment, net	-	-	-	(726)
Interest income	6,670	3,375	18,371	9,343
Total	6,670	3,375	18,371	8,617

Net loss	$(12,645,291)	$(12,748,248)	$(38,387,119)	$(38,140,398)

Basic and diluted net loss per common share	$(0.49)	$(0.58)	$(1.50)	$(1.81)

Weighted average shares outstanding, basic and diluted	25,742,171	21,958,729	25,519,868	21,034,391

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2018	2017	2018	2017

Net loss (GAAP)	$(12,645,291)	$(12,748,248)	$(38,387,119)	$(38,140,398)
Add (subtract) the following items:
Interest income	(6,670)	(3,375)	(18,371)	(9,343)
Income taxes	-	-	-	-
Depreciation and amortization	245,899	317,411	820,714	999,396
Stock-based compensation	3,852,656	4,568,716	12,804,744	12,472,870
Adjusted EBITDA (non-GAAP)	$(8,553,406)	$(7,865,496)	$(24,780,032)	$(24,677,475)

Energous Corporation Reports Second Quarter 2018 Financial Results

Contact

Energous Public Relations

PR@energous.com

408-963-0200

Investor Relations Contact

Bishop IR

Mike Bishop

(415) 894-9633

IR@energous.com

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